Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Tier Technologies, Inc. (the “Company”), for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John Guszak, Interim Principal Financial and Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

1.	This Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended.

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2011	/s/ John Guszak
John Guszak
Interim Principal Financial and Accounting Officer